GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class T Shares of the Goldman Sachs Small Cap Value Fund (the “Fund”)

Supplement dated September 8, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated April 28, 2017, as supplemented to date

Effective immediately, the Fund will reopen for approximately three months for investment by new investors. Exchanges into the Fund from other Goldman Sachs Funds will also be permitted. Goldman Sachs Trust and Goldman Sachs & Co. LLC reserve the right to close the Fund before or after the end of the three-month period without prior notice.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQVAL5OPSSTK 09-17